Exhibit 99.1

                       ASPECT SEMIQUIP INTERNATIONAL, INC.

                              FINANCIAL STATEMENTS

                                  June 30, 2002

                       ASPECT SEMIQUIP INTERNATIONAL, INC.


                                    CONTENTS

                                                                        Page No.
                                                                        --------

INDEPENDENT ACCOUNTANTS' REVIEW REPORT ON THE
  FINANCIAL STATEMENTS                                                      1

FINANCIAL STATEMENTS

       Balance Sheet                                                        2

       Statement of Earnings and Retained Deficit                           3

       Statement of Cash Flows                                              4

       Notes to Financial Statements                                      5 - 15

                     INDEPENDENT ACCOUNTANTS' REVIEW REPORT


To the Board of Directors
Aspect Semiquip International, Inc.
Chandler, Arizona


We have reviewed the accompanying balance sheet of Aspect Semiquip International, Inc., (the Company) as of June 30, 2002, and the related statements of earnings and retained deficit, and cash flows for the period then ended, in accordance with the Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Aspect Semiquip International, Inc.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.


September 20, 2002

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                      ASPECT SEMIQUIP INTERNATIONAL, INC.
                                 BALANCE SHEET
                                 June 30, 2002


CURRENT ASSETS                                                      $   161,711
    Cash                                                                727,103
    Inventory                                                         1,951,511
    Prepaid and other expenses                                           59,280
                                                                    -----------
       Total current assets                                           2,899,605
                                                                    -----------

PROPERTY AND EQUIPMENT
    Office furniture, fixtures and equipment                            333,700
    Leasehold improvements                                              404,661
    Machinery and equipment                                             335,360
    Laboratory tools                                                     25,833
                                                                    -----------
                                                                      1,099,554

    Less accumulated depreciation                                      (451,869)
                                                                    -----------
                                                                        647,685
                                                                    -----------
                                                                    $ 3,547,290
                                                                    ===========
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                      ASPECT SEMIQUIP INTERNATIONAL, INC.
                                 BALANCE SHEET
                                 June 30, 2002


                                  LIABILITIES

CURRENT LIABILITIES
    Bank line of credit                                             $   994,383
    Current portion of long-term debt                                   307,376
    Accounts payable                                                    457,080
    Accrued payroll and related expenses                                445,146
    Accrued expenses                                                    575,000
    Related party notes payable                                         469,350
                                                                    -----------
       Total current liabilities                                      3,248,335
                                                                    -----------

LONG-TERM DEBT, net of current portion                                  129,952
                                                                    -----------
                                                                      3,378,287
                                                                    -----------

SHAREHOLDERS' EQUITY
    Common stock, no par value, 10,000,000 shares
       authorized, 2,500,000 shares issued and
       outstanding                                                    1,816,370
    Preferred stock, 5,000,000 shares authorized, no
       par value, no shares issued and outstanding                           --
    Retained earnings (deficit)                                      (1,647,367)
                                                                    -----------
                                                                        169,003
                                                                    -----------
                                                                    $ 3,547,290
                                                                    ===========

  See Independent Accountants' Review Report and Notes to Financial Statements

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                      ASPECT SEMIQUIP INTERNATIONAL, INC.
                   STATEMENT OF EARNINGS AND RETAINED DEFICIT
                     For the Six Months Ended June 30, 2002


Revenues                                                            $ 2,572,031

Cost of sales                                                           944,620
                                                                    -----------

    Gross margin                                                      1,627,411

General and administrative expenses                                   1,797,407
                                                                    -----------

    Loss from operations                                               (169,996)

Other income (expense), net                                             (48,180)
                                                                    -----------

    Net loss                                                        $  (218,176)
                                                                    ===========

Retained deficit, beginning of period                               $(1,429,191)

    Net loss                                                           (218,176)
                                                                    -----------

Retained deficit, end of period                                     $(1,647,367)
                                                                    ===========


  See Independent Accountants' Review Report and Notes to Financial Statements

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                      ASPECT SEMIQUIP INTERNATIONAL, INC.
                            STATEMENT OF CASH FLOWS
                     For the Six Months Ended June 30, 2002

Cash flows from operating activities:
    Net earnings (loss)                                               $(218,176)
    Adjustments to reconcile net earnings (loss) to net
       cash provided by (used by) operating activities:
       Depreciation                                                     103,265
       Accrued interest                                                  25,747
                                                                      ---------
                                                                        (89,164)
                                                                      ---------
Accruals of expected future operating cash receipts
    and payments
    Decrease (increase) in:
       Accounts receivable                                             (270,609)
       Inventory                                                        (62,261)
       Prepaid and other expenses                                         1,903
    Increase (decrease) in:
       Accounts payable                                                 146,002
       Accrued payroll and related expenses                            (109,519)
       Accrued expenses                                                 225,932
       Customer deposits and credits                                   (291,272)
       Deferred revenue                                                 (20,294)
                                                                      ---------
                                                                       (380,118)
                                                                      ---------
    Net cash used by operating activities                              (469,282)
                                                                      ---------
Cash flows from investing activities:
    Purchase of property and equipment                                   (5,387)
                                                                      ---------
    Net cash used by investing activities                                (5,387)
                                                                      ---------
Cash flows from financing activities:
    Net borrowings under line of credit                                 253,028
    Principal payments on long-term debt                                (96,338)
    Proceeds from related party notes payable                            60,000
                                                                      ---------
    Net cash provided by financing activities                           216,690
                                                                      ---------

Net decrease in cash                                                   (257,979)
Cash at beginning of year                                               419,690
                                                                      ---------
Cash at end of year                                                   $ 161,711
                                                                      =========
Cash used during the year for interest                                $  37,900
                                                                      =========


  See Independent Accountants' Review Report and Notes to Financial Statements

                       ASPECT SEMIQUIP INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                     For the Six Months Ended June 30, 2002

NOTE 1   SIGNIFICANT ACCOUNTING POLICIES AND OTHER GENERAL MATTERS

         Nature of Operations

         Aspect Semiquip International, Inc., (A.S.I.) founded on November 2, 1990 under the laws of the State of Arizona, is a supplier of semiconductor manufacturing capital equipment. A.S.I. supplies complete after market support of the Lam Research Corp. AutoEtch(TM) and Rainbow(TM)plasma dry etch systems including parts and assemblies.

         During 2000 the Company created a subsidiary company, ASI Team Asia Ltd.(ASI Team), in Hong Kong for sales and marketing of the Company products and services to customers in Asia. The Company owns 85% of ASI Team.

         Cash and Cash Equivalents

         For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with maturities of 90 days or less to be cash equivalents.

         Accounts Receivable

         Due to the nature of its customers, management believes that all accounts receivable are fully collectible. Therefore, no allowance for doubtful accounts has been provided for the six months ended June 30, 2002.

                       ASPECT SEMIQUIP INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                     For the Six Months Ended June 30, 2002

NOTE 1   SIGNIFICANT ACCOUNTING POLICIES AND OTHER GENERAL MATTERS (Continued)

         Inventory

         Inventories are stated at the lower of cost or market, with cost being determined in a manner that approximates the first-in, first-out method. Cost elements are the raw product plus freight, labor, and manufacturing overhead. Inventories consist of the following at June 30:

               Raw materials                         $ 1,700,928
               Work-in-process                           405,583
               Reserve                                  (155,000)
                                                     -----------
                                Total                $ 1,951,511
                                                     ===========

         Property and Equipment

         Property and equipment are stated at cost. The lease rights acquired through capital leases are recorded on the balance sheet with property and equipment and approximate $96,500. The related obligations on capital leases are accounted for as liabilities (See Note 7). Depreciation is provided for by accelerated and straight-line methods over the following estimated useful lives:

               Office furniture, fixtures
                 and equipment                      5 -  7 years
               Leasehold improvements               3 - 15 years
               Machinery and equipment                   7 years
               Laboratory tools                          7 years
               Vehicles                                  5 years

         Depreciation expense for the six months ended June 30, 2002 was approximately $103,300.

                       ASPECT SEMIQUIP INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                     For the Six Months Ended June 30, 2002

NOTE 1   SIGNIFICANT ACCOUNTING POLICIES AND OTHER GENERAL MATTERS (Continued)

         Income Taxes

         The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

         Preferred Stock

         The Company is authorized to issue 5,000,000 of preferred stock. These shares shall be non-voting, have no right to receive dividends, but shall share equally on a share by share basis with the owners of common stock in the proceeds, if any, resulting from the liquidation of the corporation, the sale of substantially all of its assets, or the acquisition by a third party of 100% of the voting stock of the corporation. During the six months ended June 30, 2002 the Company issued no preferred shares.

         Warranty Reserve

         The financial statements include a product warranty reserve of $66,000 for the six months ended June 30, 2002. It is based on estimates of future costs associated with fulfilling the warranty obligation. The estimates are derived from historical cost experience.

                       ASPECT SEMIQUIP INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                     For the Six Months Ended June 30, 2002

NOTE 2   USE OF ESTIMATES IN FINANCIAL STATEMENTS

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3   DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

         The Company has financial instruments, none of which are held for trading purposes. The Company estimates that the fair value of financial instruments at June 30, 2002, as defined in FASB 107, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheets. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgement is required in interpreting market data to develop the estimates of fair value, and, accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

NOTE 4   CONCENTRATION OF CREDIT RISK

         Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable, notes payable and sales.

         Cash

         Financial instruments that potentially subject the Company to concentrations of credit risk with respect to cash arise due to the fact that as of June 30, 2002, the Company had on deposit with financial institutions approximately $17,000 in excess of the F.D.I.C. insurance coverage for those funds.

                       ASPECT SEMIQUIP INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                     For the Six Months Ended June 30, 2002

NOTE 4   CONCENTRATION OF CREDIT RISK (Continued)

         Accounts Receivable

         Concentrations of credit risk with respect to accounts receivable exist because, as of June 30, 2002, approximately 18% of the balance reported originated with one customer.

         Notes Payable

         As of June 30, 2002 approximately 70% of the Company's third party debt was with one lender.

         Sales

         For the six months ended June 30, 2002, approximately 45% of the Company's sales were with three customers.

NOTE 5   LINE OF CREDIT

         The Company had available a $1,000,000 revolving line of credit with a financial institution, bearing interest at Libor plus 2.75% that matured May 31, 2002. The note is secured by corporate assets and has been personally guaranteed by a 70% shareholder. As of June 30, 2002 there was an outstanding balance of approximately $994,000 on the line. The note contains numerous loan covenants that the Company is not in compliance with. As of the date of these financial statements, the line of credit had not been renewed (See Notes 13 and 14).

                       ASPECT SEMIQUIP INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                     For the Six Months Ended June 30, 2002

NOTE 6   LONG-TERM DEBT AND SECURED ASSETS (Continued)

         As of June 30, 2002, the following notes and obligations under capital leases were due and payable:

         Note payable, former shareholder, dated May 15, 1997 payable in quarterly installments of $24,319 including interest at 10%. Final payment is due on May 15, 2004. (Secured by common stock, held in escrow, see Note 12)

                                                                       $174,140

         Note payable with a financial institution, dated
         May 18, 2001. The note is payable in sixty monthly
         installments of $4,167 with interest at Libor plus
         2.75%. Subsequent to the date of this report, a
         demand note was issued by the lender (See Notes 13
         and 14).                                                       204,167

         Obligations under capital leases
         (See Note 7)                                                    59,021
                                                                       --------
                                                                        437,328
         Current maturities                                            (307,376)
                                                                       --------
                                                                       $129,952
                                                                       ========

         Future maturities of long-term debt and secured assets are as follows:

                         2003                              $307,376
                         2004                                83,567
                         2005                                38,148
                         2006                                 8,237
                                                           --------
                                                           $437,328
                                                           ========

                       ASPECT SEMIQUIP INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                     For the Six Months Ended June 30, 2002

NOTE 7   DESCRIPTION OF LEASE AGREEMENTS

         Capital Leases

         Equipment:

         The Company has entered into lease agreements for equipment that have been classified as capital leases. The present value of future minimum lease payments under these leases and the corresponding liabilities have been recorded in the financial statements as property and equipment and long-term debt respectively (See notes 1 and 6). The imputed interest rates on these leases range from approximately 11.0% to 13%.

         Operating Leases

         Real Estate:

         The Company leases office space in Chandler, Arizona and Richardson, Texas. The Arizona lease is a five-year triple net lease arrangement beginning in December of 1999, at a base rate of approximately $14,400 per month, adjustable annually with common area fees of approximately $6,800 per month. The Texas lease is a renewable three-year lease arrangement beginning in July of 2000, at a base rate of approximately $6,790 adjustable annually.

                       ASPECT SEMIQUIP INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                     For the Six Months Ended June 30, 2002

NOTE 7   DESCRIPTION OF LEASE AGREEMENTS (Continued)

         Operating Leases (Continued)

         Summary:

         Future minimum lease payments on operating leases are as follows:

                         2003                              $241,080
                         2004                               146,300
                                                           --------
                                                           $387,380
                                                           ========

         For the six months ended June 30, 2002, total lease expense charged to operations was approximately $158,000.

NOTE 8   INCOME TAXES

         As of June 30, 2002 the Company had deferred tax assets of approximately $130,000, net of an allowance of the same. As of June 30, 2002 the Company had federal and state net operating loss carry-forwards of approximately $750,000 available to offset future taxable income, if any. The allowance account was established to account for those loss carry-forwards that may expire unused. The federal net operating loss carry-forwards will begin to expire in the year 2020 and the state net operating loss carry-forwards will begin to expire in the year 2006. For the period ended June 30, 2002 there was no material current income tax expense. As of the balance sheet date, management can not determine if it will be able to utilize these carry-forwards.

         The income tax provision (benefit) differs from the expense that would result from applying federal statutory rates to income before income taxes because deferred income taxes are based on average tax rates.

                       ASPECT SEMIQUIP INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                     For the Six Months Ended June 30, 2002

NOTE 9   RELATED PARTY TRANSACTIONS

         During the six month period ended June 30, 2002 a 70% shareholder advanced to the Company $ 35,000 for operating capital. As of June 30, 2002, this shareholder was owed $155,000 plus accrued interest of approximately $18,000. This note payable is due upon demand or within twelve months of the date of the note and bears interest at approximately 3%. It is the intent of the shareholders to renew all note agreements that have expired.

         As of June 30, 2002 the Company owed a former shareholder $289,350. Accrued interest on this advance approximates $94,000. This note payable is due upon demand or within twelve months of the date of the note and bears interest at approximately 7%. It is the intent of the shareholders to renew all note agreements that have expired.

         During the six month period ended June 30, 2002 an officer advanced to the Company $ 25,000 for operating capital. As of June 30, 2002, the balance due to this officer was $25,000.

NOTE 10  EMPLOYEE BENEFIT PLAN

         Effective January 1, 1997 the Company adopted the Aspect Systems Retirement Savings Plan, a defined contribution pension plan covering substantially all employees that have met certain eligibility and participation requirements as defined in the plan document. The plan was amended in 2000 to allow discretionary employer contributions. During the six months ended June 30, 2002, the Company made no discretionary contributions to the plan.

                       ASPECT SEMIQUIP INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                     For the Six Months Ended June 30, 2002

NOTE 11  STOCK OPTIONS

         The Company has adopted a stock option plan that provides for the granting of options to certain officers and key employees of the Company. The option price of $0.50, numbers of shares and grant date are determined at the sole discretion of the Company's board of directors. Grantees vest in the options subject to a vesting schedule as is disclosed in the "Stock Option Agreement". A grantee's right to exercise a vested portion of their Options shall occur no later than five years following the grant date. The fair market value of each option is less than the option price as determined by the Board. For the six months ended June 30, 2002, no options have been exercised, however 13 employees have vested in 40% of their option shares totaling 70,600 shares.

NOTE 12  STOCK REDEMPTION AGREEMENT

         In May, 1997, the employment of the former president, who was a 35% shareholder, was terminated. Pursuant to a stock redemption agreement, dated November 2, 1990, the Company exercised its option to redeem the shares held by the former president. The agreement calls for a total purchase price equal to the book value of the common shares held as of May 31, 1997, payable in quarterly installments over a seven year term at a 10% interest rate (See Note 6). The associated stock relating to this agreement has been endorsed in blank and is being held in escrow until the purchase price is paid in full.

                       ASPECT SEMIQUIP INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                     For the Six Months Ended June 30, 2002

NOTE 13  CONTINGENCIES

         As discussed in Notes 5 and 6, the Company is in default on their line of credit and long-term note with a major lender. On September 26, 2002 the lender issued a Notice of Default and Demand for Payment. The Company is actively seeking additional debt and/or equity funding sources to satisfy the payment demand. If additional funding is not obtained, management is not able to assess the negative impact on continuing operations.

         The Company was required to file, with the Inland Revenue Department in Hong Kong, China, a Profits Tax Return (Form B.I.R. 51) by December 9, 2001. As of the date of this report Form B.I.R. 51 has not been completed. Failure to submit the tax return may result in significant penalties imposed by the Inland Revenue Department. The amount of these penalties cannot be reasonably estimated.

NOTE 14  SUBSEQUENT EVENTS

         Effective August 2, 2002, the Company was acquired by Zurickirch Corp, a publicly traded company. 1,750,000 shares of the issued and outstanding common shares of Aspect Semiquip International were exchange for 18,000,000 shares of restricted common stock in Zurickirch Corp. As a result of the share exchange, an ASI shareholder now holds approximately 83% of Zurickirch Corp.

         The Company is in negotiations with its minority shareholder to redeem his shares of stock in Aspect Semiquip International, Inc. in exchange for a $500,000 non-interest bearing note payable, plus certain assets.